UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

VALUEVISION MEDIA, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices)

(952) 943-6000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 15, 2013, ValueVision Media, Inc. (“ValueVision”), a multichannel electronic retailer via TV, Internet and mobile, announced that it is sending a letter to the outside counsel to the Clinton Group and its affiliates (“Clinton”) rejecting Clinton’s demand for a special meeting of ValueVision shareholders.

Notwithstanding the insufficiency of Clinton’s demand, ValueVision also announced that it has scheduled a special meeting of its shareholders to be held on March 14, 2014, for the purpose of voting on Clinton’s proposals.  The full text of the announcement is filed as Exhibit 99.1 to this Form 8-K.

In its letter responding to Clinton’s special meeting demand, ValueVision informs Clinton’s outside counsel that, after careful review, ValueVision has determined that Clinton’s demand does not satisfy the applicable requirements of ValueVision’s By-laws and Minnesota law.  Among other things, ValueVision has concluded that the group Clinton has formed for the purposes of demanding a special meeting does not hold of record, and does not hold valid voting power with respect to, a sufficient percentage of ValueVision’s outstanding shares to satisfy the required thresholds for demanding a special meeting.  The full text of the letter from ValueVision to Clinton’s outside counsel is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release, issued on November 15, 2013
99.2	Response Letter to Clinton Group, dated November 15, 2013

Important Information

This document may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including a special meeting of shareholders.  The Company will file with the Securities and Exchange Commission (“SEC”) and provide to its stockholders a proxy statement and a WHITE proxy card in connection with any such shareholder meeting.  The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with any such shareholder meeting.  Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at any such meeting will be included in the proxy statement filed by the Company with the SEC in connection with any such meeting.  In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC.  Any proxy statement, any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY ANY SUCH PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 15, 2013	VALUEVISION MEDIA, INC.

	By:	/s/ Teresa Dery
Teresa Dery Senior Vice President and General Counsel

EXHIBIT INDEX

No.	Description
99.1	Press Release, issued on November 15, 2013
99.2	Response Letter to Clinton Group, dated November 15, 2013